Exhibit 99.1

Enabling Cures with Hematopoietic Stem Cell Transplants September 2021

Safe Harbor Statement

Jasper THERAPEUTICS INC.

About this Presentation

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Proposed Business Combination") between Amplitude Healthcare Acquisition Corp. ("AMHC") and Jasper Therapeutics, Inc. (together with its subsidiaries, "Jasper Therapeutics" or the "Company") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of AMHC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this presentation should make their own evaluation of the Company and of the relevance and accuracy of the information and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AMHC, the Company, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made expect by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"). You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of AMHC and the Company and is intended for the recipient hereof only.

Additional Information

AMHC has filed with the SEC a proxy statement / prospectus on Form S-4 relating to the Proposed Business Combination, which has been mailed to AMHC's shareholders. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. AMHC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Proposed Business Combination, as these materials will contain important information about the Company, AMHC and the Proposed Business Combination. The proxy statement / prospectus and other relevant materials for the Proposed Business Combination mailed to shareholders of AMHC as of the date to be established for voting on the Proposed Business Combination. Shareholders are also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, once available, at the SEC's website at www.sec.gov, or by directing a request to Jasper Therapeutics at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suit #102, Redwood City, CA 94065 or to AMHC at Amplitude Healthcare Acquisition Corp., 1177 Avenue of the Americas, Fl 40, New York, NY 10036.

Participants in the Solicitation

AMHC and its directors and executive officers may be deemed participants in the solicitation of proxies from AMHC's shareholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in AMHC is contained in AMHC's Registration Statement on Form S-1, as effective on November 19, 2019, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to AMHC at Amplitude Healthcare Acquisition Corp., 1177 Avenue of the Americas, Fl 40, New York, NY 10036. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AMHC in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination are included in the proxy statement / prospectus for the Proposed Business Combination.

Private Placement

The PIPE financing described herein has not been and will not be registered under the Securities Act, or any applicable state securities laws. This Presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. If the Proposed Business Combination is entered into, the PIPE financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2),(3) or (7) promulgated under the Securities Act) upon the consummation of the Proposed Business Combination. This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities that shall constitute the PIPE financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence regarding the Proposed Business Combination.

Forward-Looking Statements

This Presentation contains forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements regarding the future financial position of Jasper Therapeutics, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. Jasper Therapeutics has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Jasper Therapeutics undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper Therapeutics' expectations.

Industry and Market Data

Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 2

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Jasper Highlights 3 Novel hematopoietic stem cell engineering platform to expand the curative potential of allogeneic and autologous cellular therapy, in vivo POC in 2021 and potential IND in 2022 Science targeting the central role of stem cells to cure a growing number of fatal diseases Proven team with deep expertise in hematopoietic stem cell transplant and track record in drug development Validating corporate and academic partnerships and leading investors First in class phase 1/2 anti - CD117 antibody conditioning agent, directly targeting stem cell survival signal, clinical data in multiple patient populations, pivotal trial initiation planned in 2022

World Class Management Team, Scientific Advisory Board and Investors

Jasper Therapeutics Inc.

Management Team

William Lis, Executive Chair & CEO	**Wendy Pang**, Vice President, Research & Translational Medicine
Kevin N. Heller, Executive Vice President, Research and Development	**Craig Burns**, Vice President, Program Management
Jeet Mahal, Chief Financial Officer	**Arjun Agarwal**, Vice President, Finance & Controller
Carol Zoltowski, Senior Vice President, Regulatory & Quality	**Luca Di Noto**, Vice President, Technical Operations

Scientific Advisory Board

Judith Shizuru (Chair), Co-founder, Professor of Medicine and Pediatrics	**Harry Malech**, Chief Genetic Immunotherapy Section NIAID
Fredrick Appelbaum, Exec Vice President and Deputy Director	**Jeff Ravetch**, Professor of Molecular Genetics and Immunology
Lori Kunkel, Independent Director	**Arthur Weiss**, Prof Medicine, Microbiology and Immunology; HHMI Investigator

Investors (Series A & PIPE)

Kingdom Capital

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 4

Addressing Major Limitations of Hematopoietic Cell Transplant, Improving Conditioning and Donor Grafts by Targeting the Stem Cell

HCT conditioning agents are genotoxic, limiting HCT safety and efficacy



JSP191 Blocks SCF Binding to CD117
Empty Bone Marrow Niche
Donor or Gene-Corrected HSC Home to BM Niche
Stem Cell Factor (SCF)
JSP191
Stroma Cells
Stroma Cells
Stroma Cells

JSP191 is a targeted SCF receptor (CD117) antibody

Current Allogeneic and Gene-Therapy grafts associated with graft failure, relapse, GvHD, low protein production



Engineered Hematopoietic Stem Cell (eHSC)
Reconstitution of immune & hematopoietic systems
Restoration or correction of target protein production

Jasper engineered stem cells designed to have a survival advantage to increase cure rates of Allogeneic and Gene-Therapy grafts

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 5

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Jasper’s Expanding Pipeline 6 INDICATION RESEARCH PRECLINICAL CLINICAL R&D SPONSOR JSP191 CONDITIONING AML/MDS SCID Autoimmune (Lupus, Scleroderma, MS) Fanconi Anemia Sickle Cell Disease Chronic Granulomatous Disease GATA2 MDS Gene Therapy – Sickle Cell Gene Therapy – X - SCID Jasper eHSC PLATFORM Thalassemias Sickle Cell Disease Autoimmune Diseases Jasper maintains full worldwide rights to develop and commercialize JSP191 and eHSCs in all indications.

Jasper's Success Can Lead to Routine Stem Cell Transplants to Potentially Cure Hundreds of Thousands of Patients

Jasper THERAPEUTICS INC.

> 20,000

2021+

- Potentially curative, yet patient population is limited
- Highly toxic conditioning
- Graft failures & GvHD

JSP191

> 80,000

2024+

- Targeting safer, more effective outpatient conditioning with JSP191
- Expanded allogeneic and autologous transplant population

JSP191 + Jasper eHSC

> 200,000

2027+

- Jasper engineering to further expand the use of curative stem cell & gene therapies
- Potentially routine cure for hundreds of thousands of patients

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication

7

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Unmet Medical Need: Reducing Toxicities and Transplant Related Mortality to Expand Use of Gene Therapies and Hematopoietic Stem Cell Transplant 8 [1] Ramasamy K, Lim ZY, Paglicua A, et al. Bone Marrow Transplantation . 2006;38:823 - 824. [2] Scott BL, Pasquini MC, Logan BR, et al. J Clin Oncol . 2017;35(11):1154 - 1161. Toxicity Rates (AML/ MDS) Veno - Occlusive Disease by Day 100 6 - 12% 1 Oral Mucositis Grade 3 - 4 by 18 mo. 19 - 64% 2 Acute GvHD Grade 2 - 4 by Day 100 32 - 45% 2 Chronic GvHD by 18 mo. 48 - 64% 2 Relapse Rates by 1 year 10 - 46% 2 Transplant Related Mortality by 18 mo. 4 – 16% 2 MedCity News, Dec 3, 2018 European Hematology Association June 11, 2021 The first patient in the Phase 1 study, a six - year - old child with severe IMO - related anemia and bone abnormalities, was infused with RP - L401 without immediate complications. During the initial weeks after therapy, the patient died of pulmonary complications, most likely pulmonary hemorrhage related to thrombocytopenia following conditioning therapy and also… Rocket Pharmaceuticals Aug 9, 2021

JSP191 Uniquely Blocks Stem Cell Factor Receptor (CD117) Signaling Leading to Stem Cell Depletion without Significant Off-Target Toxicities

Stem Cell Factor (SCF)
Binds to CD117


SCF
CD117

SCF / CD117 interaction required for stem cell survival

JSP191
Blocks SCF Binding to CD117


JSP191
SCF
CD117

Inhibition of Stem Cell Survival Signal leads to stem cell depletion in bone marrow

JSP191 is a mAb that binds to CD117 (c-Kit) resulting in the inhibition of stem cell factor signaling leading to depletion of stem cells in the bone marrow

- JSP191 SCF signal inhibition can sensitize stem cells for synergistic combination therapy (radiation, CD47, 5-azacytidine[1])

Only JSP191 is aglycosylated and designed to remove all effector cell function and mast cell activation

- No mast cell related anaphylaxis
- No reported treatment related SAEs

No toxic payload that may lead to depletion of other cells expressing CD117

- CD117 also expressed on mast cells, germ cells, Cajal (GI) cells, melanocytes

[1] Bankova et al. Blood 2020; 136 (Supplement 1): 23–24.

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 9

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication JSP191 Validated in Multiple Disease Models Where HSC is Standard Curative Therapy 10 Demonstrated robust pre - clinical data in multiple models of transplant and disease • Disease: SCID, AML, MDS, Sickle Cell • Transplant: Mouse, Non - human primate Promising JSP191 stem cell depletion followed by successful transplant and disease modification • JSP191 alone and in combination Benign safety profile supporting use in infants, elderly and other fragile populations Severe combined immunodeficiency (SCID) Hematologic Cancers (AML, MDS) Sickle Cell Disease

JSP191's Single Agent Clinical POC in Ultra Orphan Indication, Severe Combined Immunodeficiency (SCID)

SCID is a lethal genetic immune disorder. HCT is the only proven cure; without it most infants die before the age of two years.

Jasper SCID Clinical Trial

Single Arm Trial Design

SCID patients
- Re-transplant
- Newly diagnosed (infants)



JSP191
HCT
-10
0
Efficacy Assessments
(Chimerism, T cells, Immune Function)

JSP191 Well Tolerated

- 12 re-transplant patients (*ages 3 – 37 years old*)
- 2 newly diagnosed/first transplant (*ages 3 and 6 months old*)
- No treatment related SAE, no myelosuppression
- Initial indication: JSP191 0.6 mg/kg in non-XSCID re-transplant patients

Newly Diagnosed SCID Subject – Immune Reconstitution and T Cell Function
(6 month old infant – no treatment related AEs)



Subject 0011 CD19+ B cells
Subject 0011 CD8 T cells
CD8 Total
CD8 Naive
CD8 memory
Subject 0011 CD4 T Cell
CD4 Total
CD4 Naive
CD4 memory
CD4 RTE
Absolute counts/uL blood
Transplant day
weeks post HCT

T cell Function: Maximum proliferation as a % of CD3+ cells in response to PHA



Normal
>58.5%
0.5%
86.7%
81.3%
78.1%
Pre-HCT
Week 12
Week 24
Week 36

From Agarwal et al, TCT 2021

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 11

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication JSP191 Conditioning in SCID Clinical Studies to Date Demonstrates Durable Naive T - cell Production and Immune System Reconstitution 12 *Expected Level for Clinical Benefit No Conditioning (Matched Historical Control) JSP191 Conditioning Naïve CD4 T cell production post - cell infusion

JSP191 MDS/AML Dose Finding (n=6): MRD Positive Transplant Patients Not Eligible for Full Myeloablative Conditioning

Phase 1a Dose Finding

MRD positive MDS/AML patients (n=6) not eligible for standard myeloablative regimens (HCT-CI > 2)

JSP191 0.6mg/kg in combination with low dose radiation and fludarabine prior to stem cell transplant

Assessment of Activity:

- Neutrophil engraftment
- CD15+ chimerism
- MRD status

ClinicalTrials.gov NCT04429191

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 13

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication JSP191 MDS/AML: Safety 14 JSP191 with 200 cGy TBI plus 30 mg/m 2 x 3 days fludarabine Patient ages 65 - 74 yrs 3 AML + 3 MDS patients • Protocol allows for outpatient conditioning • No infusion reactions • No treatment related toxicities • No evidence of grade 2 - 4 acute GVHD • One s ubject with grade 1 acute skin GVHD diagnosed TD+80 (resolved) • One s ubject with cGVHD diagnosed TD+159

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication JSP191 MDS/AML: 100% Donor Cell Engraftment with >95% Myeloid Chimerism in Six of Six Patients 15 Percent Myeloid Chimerism 90 days post - Transplant Absolute Neutrophil Count (k/ uL ) 0 10 20 30 40 50 60 70 80 90 100 003 004 005 009 010 011 100% 100% 100% 98% 98% 97% Patient Number Percent CD15 Chimerism

JSP191 Conditioning Leads to Successful Transplant and Conversion to MRD-Negative/ MRD Reduction in All Evaluable Subjects

Jasper THERAPEUTICS INC.

Subject	Screening	TD+28	TD+90	TD+180
	NGS, Flow, or Cyto	NGS, Flow, or Cyto	NGS, Flow, or Cyto	NGS, Flow, or Cyto
74F AML	DNMT3A (VAF: 4.7%)	DNMT3A (VAF: 0.3%)	NEG	**NEG**
	RUNX1 (VAF: 1.7%)	RUNX1 (VAF: 0.3%)	NEG	**NEG**
	PTPN11 (VAF: 0.7%)	**NEG**	NEG	**NEG**
70M MDS	ASXL1 (VAF: 0.3%)	**NEG**	NEG	**NEG**
	PTPN11 (VAF: 0.4%)	**NEG**	NEG	**NEG**
	Cyto: Del(20q)	**NEG**	NEG	Cyto: Del(20q)†
68M MDS	DNMT3A (VAF: 25.2%)	**NEG**	NEG	TBD
	SRSF2 (VAF: 0.3%)	**NEG**	NEG	TBD
	Flow 3.1%	**NEG**	NEG	TBD
	Cyto: Trisomy 8	**NEG**	NEG	TBD
74M MDS*	Complex Cytogenetics	QNS	NEG	Off study
	Flow 0.7%	**NEG**	NEG	Off study
65M AML + FLT3	ASXL1 (VAF: 1.5%)	**NEG**	NEG	TBD
	KMT2A duplication	KMT2A duplication	NEG	TBD
		RUNX1 (0.3%)	NEG	TBD
69M AML	SRSF2 (VAF: 14.6%)	SRSF2 (VAF: 0.69%)	SRSF2 (VAF: 1.9%)	TBD

†Subject 004: Cytogenetic relapse at TD+180 converted to normal karyotype 1 month later following withdrawal of immune suppression; no evidence of clinical relapse
*Subject 009: Secondary graft failure (no evidence of relapse) off study after TD+90

© 2021 Jasper Therapeutics, Inc.
JSP191 is an investigative drug and is not approved for any indication 16

JSP191 MDS/AML Dose Expansion (Ongoing): Study in MDS/AML patients in CR Plus Expansion to MDS or AML Patients With Active Disease (n=24)

Jasper Therapeutics Inc.

MRD Positive MDS/AML Patients Not Eligible for Standard Myeloablative Regimens (HCT-CI >2)

- **AML <5% blasts (n=6)** ✓ Enrollment Complete
- **MDS <5% blasts (n=6)**
- **MDS 5%-10% blasts (n=6)**
- **AML not in CR or MDS >10% blasts (n=6)**

- Dose expansion to evaluate 0.6mg/ kg JSP191 with low dose fludarabine and TBI 300 cGy
    - JSP191 0.6 mg/kg dose endorsed by FDA
- Study expanded to AML & MDS patients with active disease
- Initial data expected to be reported Q1 2022 at academic medical conference

ClinicalTrials.gov NCT04429191

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 17

JSP191 MDS/AML Potential Paths to Regulatory Approvals

Jasper THERAPEUTICS INC.

MDS/AML Patients in Morphologic CR (<5% Blasts) undergoing a matched allogenic HCT not eligible for MAC

Randomized 2-arm (n ~ 250)

JSP191 + Flu/TBI	vs.	RIC transplant or Maintenance chemo

Potential endpoints:
90-day Chimerism
1-yr RFS

Trial could open in 2022

MDS/AML Patients with Active Disease (≥5% Blasts) undergoing a matched allogenic HCT not eligible for MAC

Possible single arm study (n ~ 150)

JSP191 + Flu/TBI	vs.	Historical control or 2L chemo

Potential endpoints:
Durable CR
OS

Trial could open in 2022

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 18

Allogenic Transplant in Refractory Autoimmune Disease Establishes a New Immune Repertoire Leading to Reestablished Self Tolerance



Donor
G-CSF
B cell
T cell
HSC
Pathogenic Lymphocyte and Immuno-depletion
Graft Preparation
Transplant
Patient

Sykes M, Nikolic B. Treatment of severe autoimmune disease by stem-cell transplantation. Nature. 2005;435(7042):620-627.

Central Tolerance



Thymic deletion

New Immune Repertoire Reestablishes Self Tolerance



Peripheral anergy
Regulatory T cells
Tolerization of B cells

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication 19

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication JSP191 Autoimmune Studies: Evaluation of JSP191 For Patients with Severe Autoimmune Diseases 20 JSP191 in combination with a reduced intensity conditioning regimen for allo - HCT SAFETY RUN - IN DOSE EXPANSION PRIMARY OBJECTIVE EFFICACY ENDPOINTS Safety Engraftment Neutrophil Recovery CD15+ Chimerism Eligible subjects with severe autoimmune diseases: * Low dose serotherapy +TBI JSP191 0.6mg/kg HCT 0 - 12 Efficacy Assessments RIC* IND Targeted for 2H of 2021 Multiple Sclerosis (MS) Systemic Lupus Erythematosus (SLE) Systemic Scleroderma ( SSc ) Multiple Sclerosis (MS) Systemic Lupus Erythematosus (SLE) Systemic Scleroderma ( SSc )

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication In Addition to Enabling Cures, Outpatient JSP191 May Save Hospitals ~9 Days of Pre - Transplant Stay and Increase DRG Profitability Patient Transplant Journey (Days)* - 9 - 8 - 7 - 6 - 5 - 4 - 3 - 2 - 1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 21 Stem Cell Infusion Outpatient Inpatient Inpatient Conditioning Discharge 1 Outpatient Reimbursement RIC JSP191 *Average LOS of 27.8 days, average hospital payment of $130,284 (adjusted for IME, DSH and Wage Index), and average RIC hospi tal cost computed from 578 Medicare patients representing 80% of AML or MDS cases from the top 50% volume transplant centers. **Costs to the hospital based on hospital - specific cost - to - charge ratios. Charges on a per case basis are roughly 4.5x higher. **Data source: Medicare 2019 100% Inpatient Standard Analytic File, MS - DRG 014; assumes all AML/MDS cases are Reduced Intensity Conditioning (RIC) regimens based on patient age. 2 RIC Allo - HCT Cost - Jasper Allo - HCT Cost = Cost Savings $94,487 $67,807 $26,680 ~9 Day Reduction in Inpatient Stay 3 Fewer Complications Inpatient

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication eHSCs Potential to Change to Allogeneic and Gene Therapy Transplant 22 eHSC Removes need for donor immune cells , eliminating risk of GVHD Reduces / eliminates need for toxic conditioning Improves engraftment leading to higher percentages of therapeutic transplants / more effective gene therapies Expands potential for off the shelf transplants Further modifications in development can go beyond these properties Patient bone marrow niche Engineered pure stem cell product

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Proof of Concept: JSP502 Engineered HSCs Can Proliferate Independent of Stem Cell Factor And Can Be Given Together With JSP191 Conditioning In - Vitro 23 0.00 0.05 0.10 0.15 1000 10 0.1 100 1 SCF Concentration (ng/mL) Proliferation (OD 595) JSP502 CD117 (WT) Control 0.00 0.05 0.10 0.15 1000 1 0.1 10 100 SCF Concentration (ng/mL) JSP502 CD117 (WT) Control Proliferation (OD 595) JSP502 Reprograms Cells to SCF Independence and Faster Growth than CD117 Dependent Cells JSP502 Reprogrammed Cells are Resistant to JSP191 Inhibition

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Proof of Concept: JSP705 Can Increase CXCR4 Surface Protein Expression in Human CD34+ Cells 24 JSP705 mRNA in CD34+ Cells mRNA Insertion Jasper mRNA inserted into CD34+ cells via electroporation Surface Protein Expression Cell Count (CD34+) Control JSP705 eHSC

JSP191 and eHSCs May Significantly Expand the Eligible Patient Population for Curative Stem Cell Transplants

Jasper THERAPEUTICS INC.

Allo-HCT for Heme Malignancies	Allo-HCT for Non-Malignant Disease	Autologous Gene Therapy	Severe / Refractory Autoimmune
TRANSPLANTS ~17,000 CURRENT ~40,000 ADDRESSABLE	TRANSPLANTS ~3,000 CURRENT ~6,000 ADDRESSABLE	TRANSPLANTS <100 CURRENT ~10,000 ADDRESSABLE	TRANSPLANTS ~1,000 CURRENT ~25,000 ADDRESSABLE

Safe Conditioning and More Effective Grafts Can Grow Allogeneic & Gene Therapy Transplant Market from ~20,000 to over 80,000

© 2021 Jasper Therapeutics, Inc.

JSP191 is an investigative drug and is not approved for any indication

25

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Jasper Target Milestones 26 x Q2 2021 – JSP191 AML/MDS Phase 1a top line 90 - day data x Q2 2021 – JSP191 AML/MDS open enrollment of Phase 1b expansion • Q4 2021 – JSP191 Autoimmune IND filing for Phase 1a pilot study • Q4 2021 – Engineered Stem Cells In - vivo proof of concept • 2H 2021/ 1H 2022 – Additional Corporate & Academic Partnerships • 1H 2022 – JSP191 AML/MDS Phase Ib top line data • 1H 2022 – JSP191 Investigator Sponsored Studies first preliminary data • 2H 2022 – JSP191 Gene Therapy first collaboration data • 2H 2022 – JSP191 SCID Phase I/II complete study enrollment • Q4 2022 – JSP191 Autoimmune pilot study interim data • Q4 2022 – Engineered Stem Cells IND first filing

APPENDIX

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication PIPE Overview 28 Type of offering Private Investment in Public Equity (PIPE) Target Company Jasper Therapeutics, Inc. SPAC sponsor Amplitude Healthcare Acquisition Corp. Size of offering $100mm Pre - money valuation $275mm Use of proceeds To fund the continued clinical development of pipeline products, as well as for working capital and other general corporate purposes Lead PIPE Placement Agent and Capital Markets Advisor Credit Suisse Co - placement agents Cantor Fitzgerald, William Blair

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication Jasper and Amplitude Add Significant Capital to Advance a Formidable Leader in Hematopoietic Stem Cell Transplant for a Range of Indications Creating well funded leader in hematopoietic stem cells for a range of indications Pro forma valuation Share price $10.00 Pro-forma equity shares outstanding 49.0 Equity value $490.0 Less: Pro-forma cash $200.0 Enterprise Value $290.0 ($mm except per share items) Sources and uses ($mm) SPAC cash in trust (assuming no redemptions) $100.0 PIPE Investment $100.0 Seller rollover equity $275.0 Total sources $475.0 Sources (1) Cash to Surviving Company balance sheet $180.0 Seller rollover equity $275.0 Estimated Transaction Expenses $20.0 Total uses $475.0 Uses 29

Risk Factors

Jasper THERAPEUTICS INC.

The list below of risk factors has been prepared solely for purposes of the proposed private placement transaction (the "Private Placement") as part of the proposed business combination (the "Business Combination") of Amplitude Healthcare Acquisition Corp. ("AMHC") and Jasper Therapeutics, Inc. ("Jasper"), and solely for potential investors in the Private Placement, and not for any other purpose. The risks presented below are certain of the general risks related to the businesses of Jasper, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Jasper and AMHC, with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the proposed transactions between Jasper and AMHC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Jasper and AMHC and the proposed transactions between Jasper and AMHC, and may differ significantly from and be more extensive than those presented below.

Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in Jasper and in the Securities, including those described below, before subscribing for the Securities. If either Jasper cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, Jasper's business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Jasper faces. Additional risks that Jasper currently does not know about or that Jasper currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors' presentation and perform your own due diligence, prior to making an investment in AMHC or Jasper.

Risks Related to Jasper's Financial Position and Capital Requirements

Jasper has incurred significant net losses since its inception. Jasper expects to incur net losses for the foreseeable future and may never achieve or maintain profitability.

Jasper will need substantial additional funding. If Jasper is unable to raise capital when needed, it would be forced to delay, reduce or eliminate its research and product development programs or future commercialization efforts.

Jasper has a limited operating history and no history of commercializing pharmaceutical products, which may make it difficult to evaluate the prospects for its future viability.

Jasper has never generated revenue from product sales and may never be profitable.

Risks Related to the Development of Jasper's Product Candidates

Jasper is early in its development efforts. If Jasper is unable to advance its product candidates to obtain regulatory approval and ultimately commercialize its product candidates, or experiences significant delays in doing so, its business will be materially harmed.

Results of preclinical studies and early clinical trials may not be predictive of results of future clinical trials, and such results do not guarantee approval of a product candidate by regulatory authorities. In addition, Jasper's clinical trials to date have been limited in scope and results received to date may not be replicated in expanded or additional future clinical trials.

Clinical development involves a lengthy and expensive process, with an uncertain outcome. Jasper may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of any product candidates.

Jasper may not be successful in its efforts to identify, develop and commercialize additional product candidates. If these efforts are unsuccessful, Jasper may never become a commercial stage company or generate any revenues.

Jasper may expend its limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success.

Jasper faces significant competition in an environment of rapid technological change, and there is a possibility that its competitors may achieve regulatory approval before Jasper or develop therapies that are safer or more advanced or effective than Jasper's, which may harm Jasper's financial condition and its ability to successfully market or commercialize its product candidates.

If any of Jasper's product candidates causes serious adverse events, undesirable side effects or unexpected characteristics, such events, side effects or characteristics could delay or prevent regulatory approval of the product candidate, limit its commercial potential or result in significant negative consequences following any potential marketing approval.

© 2021 Jasper Therapeutics, Inc. JSP191 is an investigative drug and is not approved for any indication 30

Risk Factors (cont'd)

Risks Related to the Regulatory Regime for Jasper's Product Candidates

Jasper has no experience as a company in obtaining regulatory approval for a drug.

The regulatory landscape that will govern Jasper's product candidates is uncertain; regulations relating to more established cellular therapy products are still developing, and changes in regulatory requirements could result in delays or discontinuation of development of its product candidates or unexpected costs in obtaining regulatory approval. The FDA and other governing bodies may disagree with Jasper's regulatory plan and it may fail to obtain regulatory approval of its product candidates.

Jasper's product candidates are complex and difficult to manufacture. Jasper could experience delays in satisfying regulatory authorities or production problems that result in delays in its development or commercialization programs, limit the supply of its product candidates, or otherwise harm its business.

If clinical trials of Jasper's product candidates it may identify and develop fail to demonstrate safety and efficacy to the satisfaction of regulatory authorities or do not otherwise produce positive results, Jasper may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of such product candidates.

Even if Jasper completes the necessary clinical trials, it cannot predict when, or if, it will obtain regulatory approval to commercialize its product candidates in the United States or any other jurisdiction, and any such approval may be for a more narrow indication than Jasper seeks.

Interim "top-line" and preliminary results from Jasper's clinical trials that it may announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.

If Jasper experiences delays or difficulties in the enrollment of patients in clinical trials, the cost of developing product candidates could increase and its receipt of necessary regulatory approvals could be delayed or prevented.

Jasper may never obtain FDA approval for any of its product candidates in the U.S., and even if it does, Jasper may never obtain approval for or commercialize any of its product candidates in any other jurisdiction, which would limit Jasper's ability to realize their full market potential.

Risks Related to Jasper's Dependence on Third Parties

Jasper relies on third parties to conduct its preclinical and clinical trials and will rely on them to perform other tasks for it. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, Jasper may not be able to obtain regulatory approval for or commercialize its product candidates and its business could be substantially harmed.

Jasper is highly dependent on intellectual property licensed from third parties and termination of any of these licenses could result in the loss of significant rights, which would harm its business.

Jasper currently relies on a single manufacturer for its clinical supply of its product candidates. In the event of a loss of this manufacturer, or a failure by such manufacturer to comply with FDA regulations, Jasper may not be able to find an alternative source on commercially reasonable terms, or at all. In addition, third-party manufacturers and any third-party collaborators may be unable to successfully scale-up manufacturing of Jasper's current or future product candidates in sufficient quality and quantity, which would delay or prevent Jasper from developing its product candidates and commercializing approved products, if any.

© 2021 Jasper Therapeutics, Inc.
JSP191 is an investigative drug and is not approved for any indication 31

Risk Factors (cont'd)

Risks Related to Jasper's Intellectual Property

Jasper's commercial success depends on its ability to obtain, maintain and protect its intellectual property and proprietary technology.

The patent protection Jasper obtains for its product candidates may not be sufficient enough to provide it with any competitive advantage or its patents may be challenged.

Patent terms may be inadequate to protect Jasper's competitive position on its product candidates for an adequate amount of time, and the lives of its patents may not be sufficient to effectively protect its product candidates and business. In addition, changes to patent law in the United States and other jurisdictions could diminish the value of patents in general, thereby impairing Jasper's ability to protect its product candidates.

If Jasper is unable to protect the confidentiality of its trade secrets, its business and competitive position may be harmed.

Third-party claims of intellectual property infringement, misappropriation or other violations may prevent or delay Jasper's product discovery and development efforts and have a material adverse effect on its business.

Jasper may become involved in lawsuits to protect or enforce its patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

Jasper may not be able to protect its intellectual property rights throughout the world.

Other Risk Factors Related to Jasper

The COVID-19 pandemic has caused, and could continue to cause, severe disruptions in the U.S., regional and global economies and could seriously harm Jasper's development efforts, increase its costs and expenses and have a material adverse effect on Jasper's business, financial condition and results of operations.

Jasper's internal computer systems, or those of its third-party vendors, collaborators or other contractors or consultants, may fail or suffer security breaches, which could result in a material disruption of its product development programs, compromise sensitive information related to its business or prevent Jasper from accessing critical information, potentially exposing it to liability or otherwise adversely affecting its business.

Jasper and its management have a limited track record as an operating company. Failures in the operational execution of the expected business plans may have a material impact on Jasper's commercial prospects. Further, if Jasper is not able to attract and retain highly-qualified personnel, it may not be able to successfully implement its business strategy.

If Jasper loses key management personnel, or if it fails to recruit additional highly skilled personnel, Jasper's ability to continue developing and identify and develop new or next generation product candidates will be impaired, which could result in delays in the development process, loss of market opportunities, make Jasper less competitive and have a material adverse effect on Jasper's business, financial condition and results of operations.

Jasper may be adversely affected by existing or future laws and regulations. Jasper is subject to the laws and regulations of the federal government and of various state, local and provincial government entities. These laws and regulations set very stringent requirements for the business. In addition, such laws and regulations are subject to change and amendment at any time. Jasper may incur significant expenses related to compliance with such laws and regulations and it may need to adjust rapidly to address changes in the regulatory framework applicable to its business. Jasper may fail to comply with federal, state, local and international regulations in its area of operation, and future regulations may impose additional requirements on its business. Jasper's business is subject to possible scrutiny from regulators, who may enforce existing or future regulations that impact the viability or attractiveness of its assets.

Jasper currently has limited marketing personnel. If Jasper is unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell its product candidates, if approved, Jasper may not be able to effectively market and sell its product candidates, if approved, or generate product revenues

Jasper's commercial success depends upon attaining significant market acceptance of its product candidates, if approved, among physicians, patients, healthcare payers and operators of major clinics.

Jasper's business will ultimately depend on its ability to successfully generate revenues from its product candidates, if approved. Reimbursement for such products is subject to different regulatory regimes in different jurisdictions. If any of Jasper's product candidates is approved, an unfavorable reimbursement determination in any of the major markets could have a material impact on Jasper. Further, an unfavorable change in such regimes (e.g., price controls) could have a material impact on Jasper.

© 2021 Jasper Therapeutics, Inc.
JSP191 is an investigative drug and is not approved for any indication 32

Risk Factors (cont'd)

Jasper THERAPEUTICS INC.

Risks Related to the Private Placement

AMHC may be unable to raise sufficient capital in the Private Placement or otherwise obtain additional financing to complete the Business Combination or to fund the operations and growth of the combined company following the Business Combination (the "Combined Company").

The issuance of shares of the Combined Company's securities in connection with the Private Placement will dilute substantially the voting power of Combined Company's stockholders.

AMHC may issue shares of its Class A common stock upon the conversion of its Class B common stock at a ratio greater than one-to-one at the closing of the Business Combination as a result of the anti-dilution provisions contained in its amended and restated certificate of incorporation. Any such issuance would dilute the interest of the Combined Company's stockholders and likely present other risks.

Risks Related to the Business Combination

Each of AMHC and Jasper will incur significant transaction costs in connection with the Business Combination.

The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination agreement may be terminated in accordance with its terms and the Business Combination may not be completed.

The ability to successfully effect the Business Combination and the Combined Company's ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Jasper. The loss of such key personnel could negatively impact the operations and financial results of the combined business.

Section 404 of the Sarbanes-Oxley Act will be applicable to the Combined Company after the Business Combination is consummated, and Jasper is only now beginning the costly and challenging process of compiling the system and processing documentation necessary to perform the evaluation of its internal control over financial reporting needed to comply with Section 404 of the Sarbanes-Oxley Act. The Combined Company's failure to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on its business.

There is no assurance that a stockholder's decision whether to redeem its shares for a pro rata portion of AMHC's trust account will put the stockholder in a better future economic position.

If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of AMHC's securities or, following the consummation of the Business Combination, the Combined Company's securities, may decline.

A market for the Combined Company's securities may not develop, which would adversely affect the liquidity and price of such securities.

There can be no assurance that the Combined Company's securities will be approved for listing on the Nasdaq Global Market ("Nasdaq") or that the Combined Company will be able to comply with the continued listing standards of Nasdaq.

Directors of AMHC have potential conflicts of interest in recommending that AMHC's stockholders vote in favor of the adoption of the Business Combination.

AMHC may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of AMHC warrants, thereby making such warrants worthless. Further, even if the Business Combination is completed, there can be no assurance that AMHC's warrants will be in the money during their exercise period, and they may expire worthless.

If AMHC seeks stockholder approval of the Business Combination, its sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public "float" of AMHC's Class A common stock or warrants.

If AMHC seeks stockholder approval of the Business Combination, its sponsor, officers and directors have agreed to vote in favor of such Business Combination, regardless of how its public stockholders vote.

The ability of AMHC's public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Business Combination would be unsuccessful.

AMHC is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to AMHC from a financial point of view.

Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.

The Business Combination or Combined Company may be materially adversely affected by the recent COVID-19 outbreak.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect AMHC's and the Combined Company's business, including AMHC's and the Combined Company's ability to consummate the Business Combination, and results of operations.

© 2021 Jasper Therapeutics, Inc.
JSP191 is an investigative drug and is not approved for any indication 33